Exhibit 99.1

Hain Celestial Reports Fourth Quarter and Fiscal Year 2020 Financial Results

Profitability at the High-End of Company Expectations

Strong Margin Improvement Through Continued Execution of Transformational Plan

Generated $92.8 Million in Operating Cash Flow During the Quarter

Lake Success, NY, August 25, 2020—The Hain Celestial Group, Inc. (Nasdaq: HAIN) (“Hain Celestial”, “Hain” or the “Company”), a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East providing consumers with A Healthier Way of Life™, today reported financial results for the fourth quarter and fiscal year ended June 30, 2020. The results contained herein are presented with the Hain Pure Protein and Tilda operating segments being treated as discontinued operations.

Mark L. Schiller, Hain Celestial’s President and Chief Executive Officer, commented, “We are pleased to report profitability at the high-end of our expectations for the fiscal year. Our results were strong because of our team’s execution of our transformational strategic plan, which resulted in strong margin improvement and operating cash flow generation. In this dynamic operating environment, we believe we will maintain our positive momentum and remain committed to sustainable long-term growth as we deliver on our four key pillars for growth - portfolio simplification, capability building, cost control and sales acceleration.”

FINANCIAL HIGHLIGHTS1

Summary of Fourth Quarter Results from Continuing Operations2
•Net sales increased 1% to $511.7 million, or 3% on a constant currency basis, compared to the prior year period.
•When adjusted for Foreign Exchange, Divestitures, discontinued brands and Stock Keeping Unit (“SKU”) rationalization3, net sales increased 7% compared to the prior year period.
•Gross margin of 25.4%, a 658 basis point increase from the prior year period.
•Adjusted gross margin of 25.3%, a 257 basis point increase from the prior year period.
•Operating income of $25.3 million compared to an operating loss of $2.6 million in the prior year period.
•Adjusted operating income of $47.9 million compared to $34.4 million in the prior year period.
•Net income of $3.7 million compared to a net loss of $7.3 million in the prior year period.
•Adjusted net income of $32.3 million compared to $19.9 million in prior year period.
•Adjusted EBITDA of $62.2 million compared to $49.4 million in the prior year period.
•Adjusted EBITDA margin of 12.1%, a 237 basis point increase compared to the prior year period.
•Earnings per diluted share (“EPS”) of $0.04 compared to a loss of $0.07 in the prior year period.
•Adjusted EPS of $0.32 compared to $0.19 in the prior year period.
•Repurchased 0.1 million shares, or 0.1% of the outstanding common stock, at an average price of $24.97 per share.
•Net cash provided by continuing operations of $92.8 million compared to $21.0 million in prior year period.
•Operating free cash flow4 from continuing operations of $78.9 million compared to $0.3 million in prior year period.

1This press release includes certain non-GAAP financial measures, which are intended to supplement, not substitute for, comparable GAAP financial measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided herein in the tables “Reconciliation of GAAP Results to Non-GAAP Measures.”
2Unless otherwise noted all results included in this press release are from continuing operations.
3Refer to “Net Sales Growth at Constant Currency" and "Adjusted for Divestitures, discontinued brands and SKU Rationalization” provided herein.
4Refer to Non-GAAP Financial Measures below for definition of operating free cash flow from continuing operations.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

Summary of Fiscal Year 2020 Results from Continuing Operations2
•Net sales decreased 2% to $2,053.9 million compared to the prior year.
•Net sales decreased 1% on a constant currency basis compared to the prior year.
•When adjusted for Foreign Exchange, Divestitures, discontinued brands and “SKU” rationalization3, net sales increased 3% compared to the prior year.
•Gross margin of 22.7%, a 374 basis point increase over the prior year.
•Adjusted gross margin of 23.2%, a 257 basis point increase over the prior year.
•Operating income of $56.0 million compared to operating loss of $32.5 million in the prior year.
•Adjusted operating income of $140.0 million compared to $109.9 million in the prior year.
•Net income of $25.6 million compared to net loss of $53.4 million in the prior year.
•Adjusted net income of $87.1 million compared to $62.1 million in prior year.
•Adjusted EBITDA of $200.0 million compared to $165.1 million in the prior year.
•Adjusted EBITDA margin of 9.7%, a 189 basis point increase compared to the prior year.
•EPS of $0.25 compared to a loss of $0.51 in the prior year.
•Adjusted EPS of $0.84 compared to $0.60 in the prior year.
•Repurchased 2.6 million shares, or 2.4% of the outstanding common stock, at an average price of $23.59 per share.
•Net cash provided by continuing operations of $156.9 million compared to $39.3 million in prior year.
•Operating free cash flow4 from continuing operations of $96.0 million compared to negative operating free cash flow of $36.4 million in prior year.

SEGMENT HIGHLIGHTS FROM CONTINUING OPERATIONS

Historically, the Company had three reportable segments: United States, United Kingdom and Rest of World. Effective July 1, 2019, the Company reassessed its segment reporting structure, pursuant to which the Company’s Canada and Hain Ventures operating segments, which were included within the Rest of World reportable segment, were moved to the United States reportable segment and renamed the North America segment. Additionally, the Europe operating segment, which was included in the Rest of World reportable segment, was combined with the United Kingdom reportable segment and renamed the International reportable segment. Accordingly, the Company now operates under two reportable segments: North America and International. Prior period segment information included herein has been adjusted to reflect the Company’s new reporting structure.

North America
North America net sales in the fourth quarter were $298.6 million, an increase of 5% compared to the prior year period. When adjusted for Foreign Exchange, Divestitures, discontinued brands and SKU rationalization3, net sales increased 13% from the prior year period.

Segment gross profit in the fourth quarter was $83.6 million, a 65% increase from the prior year period. Adjusted gross profit was $82.9 million, an increase of 20% from the prior year period. Gross margin was 28.0%, a 1,021 basis point increase from the prior year period and adjusted gross margin was 27.7%, a 354 basis point increase from the prior year period.

Segment operating income in the fourth quarter was $31.9 million, compared to a loss of $2.7 million in the prior year period. Adjusted operating income was $38.9 million, a 57% increase from the prior year period.

Adjusted EBITDA in the fourth quarter was $43.8 million, a 46% increase from the prior year period. As a percentage of sales on a constant currency basis, North America adjusted EBITDA margin was 14.7%, a 418 basis point increase from the prior year period.

North America net sales in fiscal year 2020 were $1,171 million, a decrease of 2% compared to the prior year. When adjusted for Foreign Exchange, Divestitures, discontinued brands and SKU rationalization3, net sales increased 5% from the prior year.

Segment gross profit in fiscal year 2020 was $293.5 million, a 30% increase from the prior year. Adjusted gross profit was $300.9 million, an increase of 17% from the prior year. Gross margin was 25.1%, a 619 basis point increase from the prior year and adjusted gross margin was 25.7%, a 422 basis point increase from the prior year.

Segment operating income in fiscal year 2020 was $95.9 million, a 194% increase from the prior year. Adjusted operating income was $121.0 million, a 53% increase from the prior year.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

Adjusted EBITDA in fiscal year 2020 was $140.9 million, a 43% increase from the prior year. As a percentage of sales on a constant currency basis, North America adjusted EBITDA margin was 12.0%, a 381 basis point increase from the prior year.

International
International net sales in the fourth quarter were $213.1 million, a decrease of 3% compared to the prior year period. When adjusted for Foreign Exchange, Divestitures, discontinued brands and SKU rationalization3, net sales were flat compared to the prior year period.

Segment gross profit in the fourth quarter was $46.3 million, a 5% increase from the prior year period. Adjusted gross profit was $46.4 million, an increase of 2% from the prior year period. Gross margin was 21.7%, a 162 basis point increase from the prior year period and adjusted gross margin was 21.8%, a 104 basis point increase from the prior year period.

Segment operating income in the fourth quarter was $14.7 million, a 19% decrease from the prior year period. Adjusted operating income was $22.7 million, a decrease of 1% from the prior year period.

Adjusted EBITDA in the fourth quarter was $29.9 million, a 3% decrease from the prior year period. As a percentage of sales, International adjusted EBITDA margin was 14.0%, a 9 basis point increase from the prior year period.

International net sales in fiscal year 2020 were $882.4 million, a decrease of 3% when compared to the prior year. When adjusted for Foreign Exchange, Divestitures, discontinued brands and SKU rationalization3, net sales increased 1% compared to the prior year.

Segment gross profit in fiscal year 2020 was $172.2 million, flat when compared to the prior year. Adjusted gross profit was $174.9 million, a decrease of 1% from the prior year. Gross margin was 19.5%, a 50 basis point increase from the prior year and adjusted gross margin was 19.8%, a 37 basis point increase from the prior year.

Segment operating income in fiscal year 2020 was $55.3 million, a 6% decrease from the prior year. Adjusted operating income was $73.9 million, a decrease of 1% from the prior year.

Adjusted EBITDA in fiscal year 2020 was $105.7 million, flat when compared to the prior year. As a percentage of sales on a constant currency basis, International adjusted EBITDA margin was 12.0%, a 32 basis point increase from the prior year.

CAPITAL MANAGEMENT

During fiscal year 2020, the Company repurchased 2.6 million shares, or 2.4% of the outstanding common stock, at an average price of $23.59 per share for a total of $60.2 million, excluding commissions. As of June 30, 2020, the Company had $189.8 million remaining authorization under the share repurchase program.

SALE OF RUDI’S BAKERY

Effective May 1, 2020, the Company completed the divestiture of its Rudi’s business, a component of the United States reporting unit to an affiliate of Promise Gluten Free. Details of the transaction were not disclosed.

SALE OF DANIVAL

Effective July 21, 2020, the Company completed the divestiture of Danival® to a subsidiary of Wessanen N.V. Details of the transaction were not disclosed.

FISCAL YEAR 2021 GUIDANCE

Due to the uncertainty around the duration and impact of the COVID-19 pandemic, the Company is not providing specific financial guidance for fiscal 2021. For fiscal 2021, the Company expects continued margin expansion, strong double digit adjusted EBITDA growth and double digit operating free cash flow growth. The Company believes that the first half of fiscal 2021 will yield stronger net sales and adjusted EBITDA growth than the second half of the year due to its strong consumer and customer plans as well as increased at home eating occasions related to COVID-19. For the first quarter, based on actual results to date, the Company expects mid-single digit net sales growth after adjusting for divestitures and discontinued brands, and several hundred basis points of margin improvement and adjusted EBITDA growth.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

Contacts:
Katie Turner and Ashley DeSimone
ICR
646-277-1228

Webcast Presentation
Hain Celestial will host a conference call and webcast today at 8:30 AM Eastern Time to discuss its results and business outlook. The call will be webcast and the accompanying presentation will be available under the Investor Relations section of the Company’s website at www.hain.com.

About The Hain Celestial Group, Inc.
The Hain Celestial Group (Nasdaq: HAIN), headquartered in Lake Success, NY, is a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East. Hain Celestial participates in many natural categories with well-known brands that include Celestial Seasonings®, Clarks™, Cully & Sully®, Dream®, Earth's Best®, Ella's Kitchen®, Farmhouse Fare™, Frank Cooper's®, GG UniqueFiber®, Gale's®, Garden of Eatin'®, Hain Pure Foods®, Hartley's®, Health Valley®, Imagine®, Joya®, Lima®, Linda McCartney® (under license), MaraNatha®, Natumi®, New Covent Garden Soup Co.®, Orchard House®, Robertson's®, Sensible Portions®, Spectrum®, Sun-Pat®, Sunripe®, Terra®, The Greek Gods®, William's™, Yorkshire Provender® and Yves Veggie Cuisine®. The Company's personal care products are marketed under the Alba Botanica®, Avalon Organics®, Earth's Best®, JASON®, Live Clean®, One Step® and Queen Helene® brands.

Safe Harbor Statement
Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan”, “continue”, “expect”, “anticipate”, “intend”, “predict”, “project”, “estimate”, “likely”, “believe”, “might”, “seek”, “may”, “will”, “remain”, “potential”, “can”, “should”, “could”, “future” and similar expressions, or the negative of those expressions, or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of the Company’s strategic initiatives, including productivity and transformation, the Company’s guidance for fiscal year 2021 and our future performance and results of operations.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Such factors include, among others, challenges and uncertainty resulting from the COVID-19 pandemic, the impact of competitive products and changes to the competitive environment, changes to consumer preferences, general economic and financial market conditions, the United Kingdom’s exit from the European Union, consolidation of customers or the loss of a significant customer, reliance on independent distributors, risks associated with our international sales and operations, our ability to manage our supply chain effectively, volatility in the cost of commodities, ingredients, freight and fuel, our ability to implement cost reduction initiatives, the impact of our debt covenants, the potential discontinuation of LIBOR, our ability to manage our financial reporting and internal control system processes, potential liabilities due to legal claims, government investigations and other regulatory enforcement actions, costs incurred due to pending and future litigation, potential liability, including in connection with indemnification obligations to our former officers and members of our Board of Directors that may not be covered by insurance, potential liability if our products cause illness or physical harm, impairments in the carrying value of goodwill or other intangible assets, our ability to consummate divestitures, the availability of organic ingredients, disruption of operations at our manufacturing facilities, loss of one or more independent co-packers, disruption of our transportation systems, risks relating to the protection of intellectual property, the risk of liabilities and claims with respect to environmental matters, the reputation of our brands, our reliance on independent certification for a number of our products, and other risks detailed from time-to-time in the Company’s reports filed with the United States Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and our subsequent reports on Forms 10-Q and 8-K. As a result of the foregoing and other factors, the Company cannot provide any assurance regarding future results, levels of activity and achievements of the Company, and neither the Company nor

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

any person assumes responsibility for the accuracy and completeness of these statements. All forward-looking statements contained herein apply as of the date hereof or as of the date they were made and, except as required by applicable law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors or new methods, future events or other changes.
Non-GAAP Financial Measures
This press release and the accompanying tables include non-GAAP financial measures, including net sales adjusted for the impact of Foreign Exchange, Divestitures, discontinued brands and certain other items, including SKU rationalization, as applicable in each case, adjusted operating income and its related margin, adjusted gross margin, adjusted net income, adjusted earnings per diluted share, Adjusted EBITDA and its related margin and operating free cash flow. The reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures are presented in the tables “Reconciliation of GAAP Results to Non-GAAP Measures” for the three and twelve months ended June 30, 2020 and 2019 in the paragraphs below. Management believes that the non-GAAP financial measures presented provide useful additional information to investors about current trends in the Company’s operations and are useful for period-over-period comparisons of operations. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. They should be read only in connection with the Company’s Consolidated Statements of Operations presented in accordance with GAAP.

The Company defines Operating Free Cash Flow as cash provided by or used in operating activities from continuing operations (a GAAP measure) less capital expenditures. The Company views Operating Free Cash Flow as an important measure because it is one factor in evaluating the amount of cash available for discretionary investments.

For the three and twelve months ended June 30, 2020 and 2019, Operating Free Cash Flow from continuing operations was calculated as follows:

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2020	2019	2020	2019

	(unaudited and in thousands)

Cash flow provided by operating activities from continuing operations	$92,822	$21,001	$156,914	$39,333
Purchases of property, plant and equipment	(13,932)	(20,719)	(60,893)	(75,792)
Operating Free Cash Flow from continuing operations	$78,890	$282	$96,021	$(36,459)

The Company’s Operating Free Cash Flow from continuing operations was $78.9 million for the three months ended June 30, 2020, an increase of $78.6 million from the three months ended June 30, 2019. The Company’s Operating Free Cash Flow from continuing operations was $96.0 million for the twelve months ended June 30, 2020, an increase of $132.5 million from the twelve months ended June 30, 2019. The improvement in Operating Free Cash Flow for both periods resulted primarily from an improvement in net income adjusted for non-cash charges in the current year and a decrease in our capital expenditures.

The Company believes presenting net sales at constant currency provides useful information to investors because it provides transparency to underlying performance in the Company’s consolidated net sales by excluding the effect that foreign currency exchange rate fluctuations have on period-to-period comparability given the volatility in foreign currency exchange markets. To present this information for historical periods, current period net sales for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average monthly exchange rates in effect during the corresponding period of the prior fiscal year, rather than at the actual average monthly exchange rate in effect during the current period of the current fiscal year. As a result, the foreign currency impact is equal to the current year results in local currencies multiplied by the change in average foreign currency exchange rate between the current fiscal period and the corresponding period of the prior fiscal year.

The Company provides net sales adjusted for constant currency, divestitures, discontinued brands, and certain other items including SKU rationalization, as applicable in each case, to understand the growth rate of net sales excluding the impact of such items. The Company’s management believes net sales adjusted for such items is useful to investors because it enables them to better understand the growth of our business from period-to-period.

The Company defines Adjusted EBITDA as net income (loss) before income taxes, net interest expense, depreciation and amortization, impairment of long-lived and intangible assets, equity in net loss of equity-method investees, stock-

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

based compensation, net, stock-based compensation expense in connection with the Company’s former CEO Succession Plan, Productivity and transformation costs, SKU rationalization and certain inventory write-downs, unrealized currency gains and losses and other adjustments. The Company’s management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company as well as a component of performance-based executive compensation.

For the three and twelve months ended June 30, 2020 and 2019, Adjusted EBITDA from continuing operations was calculated as follows:

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2020	2019	2020	2019

	(unaudited and in thousands)

Net income (loss)	$3,239	$(13,551)	$(80,407)	$(183,314)
Net loss from discontinued operations	(460)	(6,215)	(106,041)	(129,887)
Net income (loss) from continuing operations	$3,699	$(7,336)	25,634	$(53,427)

Provision (benefit) for income taxes	15,958	(1,306)	6,205	(3,232)
Interest expense, net	2,467	5,484	14,351	19,450
Depreciation and amortization	12,019	13,350	52,088	50,898
Equity in net loss of equity-method investees	770	264	1,989	655
Stock-based compensation, net	3,497	3,982	13,078	9,471
Stock-based compensation expense in connection with Former Chief Executive Officer Succession Plan	—	—	—	429
Goodwill impairment	394	—	394	—
Long-lived asset and intangibles impairment	12,079	10,010	27,493	33,719
Unrealized currency losses (gains)	355	(3,401)	543	(850)
Productivity and transformation costs	10,194	10,494	47,596	39,958
Former Chief Executive Officer Succession Plan expense, net	—	—	—	29,727
Proceeds from insurance claim	—	(4,460)	(2,962)	(4,460)
Accounting review and remediation costs, net of insurance proceeds	—	—	—	4,334
Loss (gain) on sale of business	1,448	(534)	3,564	(534)
Warehouse/manufacturing facility start-up costs	385	8,107	3,440	17,636
Plant closure related costs	3	1,232	2,357	4,734
SKU rationalization and inventory write-down	(1,103)	10,346	4,175	12,381
Litigation and related expenses	—	455	48	1,517
Realized currency loss on repayment of international loans	—	2,706	—	2,706
Adjusted EBITDA	$62,165	$49,393	$199,993	$165,112

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales, Gross Profit and Operating Income (Loss) by Segment
(unaudited and in thousands)

	North America	International	Corporate/Other	Total
Net Sales
Net sales - Three months ended 6/30/20	$298,644	$213,102	$—	$511,746
Net sales - Three months ended 6/30/19	$284,893	$220,412	$—	$505,305
% change - FY'20 net sales vs. FY'19 net sales	4.8%	(3.3)%		1.3%

Gross Profit
Three months ended 6/30/20
Gross profit	$83,589	$46,348	$—	$129,937
Non-GAAP adjustments(1)	(728)	13	—	(715)
Adjusted gross profit	$82,861	$46,361	$—	$129,222
Gross margin	28.0%	21.7%		25.4%
Adjusted gross margin	27.7%	21.8%		25.3%

Three months ended 6/30/19
Gross profit	$50,659	$44,371	$—	$95,030
Non-GAAP adjustments(1)	18,308	1,284	—	19,592
Adjusted gross profit	$68,967	$45,655	$—	$114,622
Gross margin	17.8%	20.1%		18.8%
Adjusted gross margin	24.2%	20.7%		22.7%

Operating income (loss)
Three months ended 6/30/20
Operating income (loss)	$31,867	$14,667	$(21,273)	$25,261
Non-GAAP adjustments(1)	7,020	8,056	7,521	22,597
Adjusted operating income (loss)	$38,887	$22,723	$(13,752)	$47,858
Operating income margin	10.7%	6.9%		4.9%
Adjusted operating income margin	13.0%	10.7%		9.4%

Three months ended 6/30/19
Operating (loss) income	$(2,745)	$18,112	$(18,008)	$(2,641)
Non-GAAP adjustments(1)	27,500	4,878	4,706	37,084
Adjusted operating income (loss)	$24,755	$22,990	$(13,302)	$34,443
Operating (loss) income margin	(1.0)%	8.2%		(0.5)%
Adjusted operating income margin	8.7%	10.4%		6.8%

(1) See accompanying table of "Reconciliation of GAAP Results to Non-GAAP Measures"

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales, Gross Profit and Operating Income (Loss) by Segment
(unaudited and in thousands)

	North America	International	Corporate/Other	Total
Net Sales
Net sales - Twelve months ended 6/30/20	$1,171,478	$882,425	$—	$2,053,903
Net sales - Twelve months ended 6/30/19	$1,195,979	$908,627	$—	$2,104,606
% change - FY'20 net sales vs. FY'19 net sales	(2.0)%	(2.9)%		(2.4)%

Gross Profit
Twelve months ended 6/30/20
Gross profit	$293,545	$172,225	$—	$465,770
Non-GAAP adjustments (1)	7,309	2,679	—	9,988
Adjusted gross profit	$300,854	$174,904	$—	$475,758
Gross margin	25.1%	19.5%		22.7%
Adjusted gross margin	25.7%	19.8%		23.2%

Twelve months ended 6/30/19
Gross profit	$225,707	$172,790	$—	$398,497
Non-GAAP adjustments (1)	30,952	3,948	—	34,900
Adjusted gross profit	$256,659	$176,738	$—	$433,397
Gross margin	18.9%	19.0%		18.9%
Adjusted gross margin	21.5%	19.5%		20.6%

Operating income (loss)
Twelve months ended 6/30/20
Operating income (loss)	$95,934	$55,333	$(95,225)	$56,042
Non-GAAP adjustments (1)	25,083	18,559	40,296	83,938
Adjusted operating income (loss)	$121,017	$73,892	$(54,929)	$139,980
Operating income margin	8.2%	6.3%		2.7%
Adjusted operating income margin	10.3%	8.4%		6.8%

Twelve months ended 6/30/19
Operating income (loss)	$32,682	$58,808	$(123,983)	$(32,493)
Non-GAAP adjustments (1)	46,430	16,143	79,780	142,353
Adjusted operating income (loss)	$79,112	$74,951	$(44,203)	$109,860
Operating income (loss) margin	2.7%	6.5%		(1.5)%
Adjusted operating income margin	6.6%	8.2%		5.2%

(1) See accompanying table of "Reconciliation of GAAP Results to Non-GAAP Measures"

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Balance Sheets
(unaudited and in thousands)

	June 30,	June 30,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$37,771	$31,017
Accounts receivable, net	170,969	209,990
Inventories	248,170	299,341
Prepaid expenses and other current assets	104,024	51,391
Current assets of discontinued operations	—	110,048
Total current assets	560,934	701,787
Property, plant and equipment, net	289,256	287,845
Goodwill	861,958	875,881
Trademarks and other intangible assets, net	346,462	380,286
Investments and joint ventures	17,439	18,890
Operating lease right-of-use assets	88,165	—
Other assets	24,238	58,764
Noncurrent assets of discontinued operations	—	259,167
Total assets	$2,188,452	$2,582,620

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$171,009	$219,957
Accrued expenses and other current liabilities	127,612	114,265
Current portion of long-term debt	1,656	17,232
Current liabilities of discontinued operations	—	31,703
Total current liabilities	300,277	383,157
Long-term debt, less current portion	281,118	613,537
Deferred income taxes	51,849	34,757
Operating lease liabilities, noncurrent portion	82,962	—
Other noncurrent liabilities	28,692	14,489
Noncurrent liabilities of discontinued operations	—	17,361
Total liabilities	744,898	1,063,301
Stockholders' equity:
Common stock	1,092	1,088
Additional paid-in capital	1,171,875	1,158,257
Retained earnings	614,171	695,017
Accumulated other comprehensive loss	(171,392)	(225,004)
	1,615,746	1,629,358
Treasury stock	(172,192)	(110,039)
Total stockholders' equity	1,443,554	1,519,319
Total liabilities and stockholders' equity	$2,188,452	$2,582,620

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Operations
(unaudited and in thousands, except per share amounts)

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2020	2019	2020	2019
Net sales	$511,746	$505,305	$2,053,903	$2,104,606
Cost of sales	381,809	410,275	1,588,133	1,706,109
Gross profit	129,937	95,030	465,770	398,497
Selling, general and administrative expenses	79,171	78,439	324,376	314,000
Amortization of acquired intangibles	2,192	3,188	11,638	13,134
Productivity and transformation costs	10,840	10,494	48,789	40,107
Former Chief Executive Officer Succession Plan expense, net	—	—	—	30,156
Proceeds from insurance claim	—	(4,460)	(2,962)	(4,460)
Accounting review and remediation costs, net of insurance proceeds	—	—	—	4,334
Goodwill impairment	394	—	394	—
Long-lived asset and intangibles impairment	12,079	10,010	27,493	33,719
Operating income (loss)	25,261	(2,641)	56,042	(32,493)
Interest and other financing expense, net	3,190	6,781	18,258	22,517
Other expense (income), net	1,644	(1,044)	3,956	994
Income (loss) from continuing operations before income taxes and equity in net loss of equity-method investees	20,427	(8,378)	33,828	(56,004)
Provision (benefit) for income taxes	15,958	(1,306)	6,205	(3,232)
Equity in net loss of equity-method investees	770	264	1,989	655
Net income (loss) from continuing operations	$3,699	$(7,336)	$25,634	$(53,427)
Net loss from discontinued operations, net of tax	(460)	(6,215)	(106,041)	(129,887)
Net income (loss)	$3,239	$(13,551)	$(80,407)	$(183,314)

Net income (loss) per common share:
Basic net income (loss) per common share from continuing operations	$0.04	$(0.07)	$0.25	$(0.51)
Basic net loss per common share from discontinued operations	—	(0.06)	(1.02)	(1.25)
Basic net income (loss) per common share	$0.04	$(0.13)	$(0.77)	$(1.76)

Diluted net income (loss) per common share from continuing operations	$0.04	$(0.07)	$0.25	$(0.51)
Diluted net loss per common share from discontinued operations	—	(0.06)	(1.02)	(1.25)
Diluted net income (loss) per common share	$0.04	$(0.13)	$(0.77)	$(1.76)

Shares used in the calculation of net income (loss) per common share:
Basic	101,895	104,167	103,618	104,076
Diluted	102,280	104,167	103,937	104,076

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Cash Flows
(unaudited and in thousands)

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2020	2019	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$3,239	$(13,551)	$(80,407)	$(183,314)
Net loss from discontinued operations	(460)	(6,215)	(106,041)	(129,887)
Net income (loss) from continuing operations	3,699	(7,336)	25,634	(53,427)
Adjustments to reconcile net income (loss) from continuing operations to net cash provided by operating activities from continuing operations:
Depreciation and amortization	12,019	13,350	52,088	50,898
Deferred income taxes	45,195	818	36,160	(23,706)
Former Chief Executive Officer Succession Plan expense, net	—	(29,727)	—	—
Equity in net loss of equity-method investees	770	264	1,989	655
Stock-based compensation, net	3,497	3,982	13,078	9,900
Goodwill impairment	394	—	394	—
Long-lived asset and intangibles impairment	12,079	10,010	27,493	33,719
Other non-cash items, net	1,571	(2,504)	3,906	1,193
Increase (decrease) in cash attributable to changes in operating assets and liabilities:
Accounts receivable	64,726	31,124	33,856	26,658
Inventories	(14,044)	18,920	33,236	30,550
Other current assets	(55,639)	(6,992)	(45,337)	(7,215)
Other assets and liabilities	7,152	(1,571)	5,986	3,635
Accounts payable and accrued expenses	11,403	(9,337)	(31,569)	(33,527)
Net cash provided by operating activities from continuing operations	92,822	21,001	156,914	39,333
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(13,932)	(20,719)	(60,893)	(75,792)
Proceeds from sale of businesses and other	1,337	3,282	15,765	7,145
Net cash used in investing activities from continuing operations	(12,595)	(17,437)	(45,128)	(68,647)
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under bank revolving credit facility	65,000	45,000	262,000	285,000
Repayments under bank revolving credit facility	(147,169)	(82,000)	(401,669)	(268,791)
Repayments under term loan	—	(78,750)	(206,250)	(90,000)
Proceeds from discontinued operations entities	(538)	(477)	305,645	56,643
Repayments of other debt, net	398	90,458	(2,040)	(2,166)
Share repurchases	(2,815)	—	(60,221)	—
Shares withheld for payment of employee payroll taxes	(425)	(461)	(1,931)	(3,532)
Net cash used in financing activities from continuing operations	(85,549)	(26,230)	(104,466)	(22,846)
Effect of exchange rate changes on cash from continuing operations	1,544	(748)	(566)	(1,522)
CASH FLOWS FROM DISCONTINUED OPERATIONS
Cash provided by (used in) operating activities	398	15,563	(5,748)	1,936
Cash provided by investing activities	—	70,166	297,592	36,605
Cash used in financing activities	(398)	(88,352)	(299,816)	(57,770)
Effect of exchange rate changes on cash from discontinued operations	—	(129)	(537)	(580)
Net cash flows used in discontinued operations	—	(2,752)	(8,509)	(19,809)
Net decrease in cash and cash equivalents	(3,778)	(26,166)	(1,755)	(73,491)
Cash and cash equivalents at beginning of period	41,549	65,692	39,526	113,017
Cash and cash equivalents at end of period	$37,771	$39,526	$37,771	$39,526
Less: cash and cash equivalents of discontinued operations	—	(8,509)	—	(8,509)
Cash and cash equivalents of continuing operations at end of period	$37,771	$31,017	$37,771	$31,017

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures
(unaudited and in thousands)

	Three Months Ended June 30,
	2020 GAAP	Adjustments	2020 Adjusted	2019 GAAP	Adjustments	2019 Adjusted
Net sales	$511,746	—	$511,746	$505,305	—	$505,305
Cost of sales	381,809	715	382,524	410,275	(19,591)	390,684
Gross profit	129,937	(715)	129,222	95,030	19,591	114,622
Operating expenses (a)	93,442	(12,079)	81,363	91,637	(11,459)	80,179
Productivity and transformation costs	10,840	(10,840)	—	10,494	(10,494)	—
Proceeds from insurance claims	—	—	—	(4,460)	4,460	—
Goodwill impairment	394	(394)	—	—	—	—
Operating income (loss)	25,261	22,597	47,858	(2,641)	37,084	34,443
Interest and other expense (income), net (b)	4,834	(1,803)	3,031	5,737	882	6,619
Provision (benefit) provision for income taxes	15,958	(4,243)	11,715	(1,306)	8,962	7,656
Net income (loss) from continuing operations	3,699	28,644	32,343	(7,336)	27,240	19,904
Net (loss) income from discontinued operations, net of tax	(460)	460	—	(6,215)	6,215	—
Net income (loss)	3,239	29,104	32,343	(13,551)	33,455	19,904

Diluted net income (loss) per common share from continuing operations	0.04	0.28	0.32	(0.07)	0.26	0.19
Diluted net (loss) income per common share from discontinued operations	—	—	—	(0.06)	0.06	—
Diluted net income (loss) per common share	0.04	0.28	0.32	(0.13)	0.32	0.19

(a) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and long-lived asset impairment.
(b) Interest and other expense (income), net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures
(unaudited and in thousands)

Detail of Adjustments:
	Three Months Ended June 30,
	2020	2019
Warehouse/manufacturing facility start-up costs	$385	$8,107
Plant closure related costs	3	1,138
SKU rationalization and inventory write-down	(1,103)	10,346
Cost of sales	(715)	19,591

Gross profit	(715)	19,591

Long-lived asset impairment	12,079	10,010
Stock-based compensation acceleration	—	875
Litigation and related expenses	—	455
Plant closure related costs	—	119
Operating expenses (a)	12,079	11,459

Productivity and transformation costs	10,840	10,494
Productivity and transformation costs	10,840	10,494

Proceeds from insurance claims	—	(4,460)
Proceeds from insurance claims	—	(4,460)

Goodwill impairment	394	—
Goodwill impairment	394	—

Operating income (loss)	22,597	37,084

Loss (gain) on sale of business	1,448	(534)
Unrealized currency losses (gains)	355	(3,401)
Realized currency loss on repayment of international loans	—	2,706
Deferred financing cost write-off	—	347
Interest and other expense (income), net (b)	1,803	(882)

Income tax related adjustments	4,243	(8,962)
Provision (benefit) provision for income taxes	4,243	(8,962)

Net income (loss) from continuing operations	$28,644	$27,240

(a) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and long-lived asset impairment.
(b) Interest and other expense (income), net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures
(unaudited and in thousands)

	Twelve Months Ended June 30,
	2020 GAAP	Adjustments	2020 Adjusted	2019 GAAP	Adjustments	2019 Adjusted
Net sales	$2,053,903	—	$2,053,903	$2,104,606	—	$2,104,606
Cost of sales	1,588,133	(9,988)	1,578,145	1,706,109	(34,900)	1,671,209
Gross profit	465,770	9,988	475,758	398,497	34,900	433,397
Operating expenses (a)	363,507	(27,730)	335,777	360,853	(37,316)	323,537
Productivity and transformation costs	48,789	(48,789)	—	40,107	(40,107)	—
Former Chief Executive Officer Succession Plan expense, net	—	—	—	30,156	(30,156)	—
Proceeds from insurance claim	(2,962)	2,962	—	(4,460)	4,460	—
Accounting review and remediation costs, net of insurance proceeds	—	—	—	4,334	(4,334)	—
Goodwill impairment	394	(394)	—	—	—	—
Operating income (loss)	56,042	83,938	139,980	(32,493)	142,353	109,860
Interest and other expense (income), net (b)	22,214	(5,082)	17,132	23,511	(1,669)	21,842
Provision (benefit) for income taxes	6,205	27,575	33,780	(3,232)	28,499	25,267
Net income (loss) from continuing operations	25,634	61,445	87,079	(53,427)	115,521	62,094
Net (loss) income from discontinued operations, net of tax	(106,041)	106,041	—	(129,887)	129,887	—
Net (loss) income	(80,407)	167,486	87,079	(183,314)	245,408	62,094

Diluted net income (loss) per common share from continuing operations	0.25	0.59	0.84	(0.51)	1.11	0.60
Diluted net (loss) income per common share from discontinued operations	(1.02)	1.02	—	(1.25)	1.25	—
Diluted net (loss) income per common share	(0.77)	1.61	0.84	(1.76)	2.36	0.60

(a) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and long-lived asset and intangibles impairment.
(b) Interest and other expense (income), net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures
(unaudited and in thousands)

Detail of Adjustments:
	Twelve Months Ended June 30,
	2020	2019
SKU rationalization and inventory write-down	$4,175	$12,381
Warehouse/manufacturing facility start-up costs	3,251	17,636
Plant closure related costs	2,562	4,883
Cost of sales	9,988	34,900

Gross profit	9,988	34,900

Long-lived asset impairment	17,954	15,819
Intangibles impairment	9,539	17,900
Warehouse/manufacturing facility start-up costs	189	—
Litigation and related expenses	48	1,517
Plant closure related costs	—	622
Stock-based compensation acceleration	—	1,458
Operating expenses (a)	27,730	37,316

Productivity and transformation costs	48,789	40,107
Productivity and transformation costs	48,789	40,107

Former Chief Executive Officer Succession Plan expense, net	—	30,156
Former Chief Executive Officer Succession Plan expense, net	—	30,156

Proceeds from insurance claims	(2,962)	(4,460)
Proceeds from insurance claims	(2,962)	(4,460)

Accounting review and remediation costs, net of insurance proceeds	—	4,334
Accounting review and remediation costs, net of insurance proceeds	—	4,334

Goodwill impairment	394	—
Goodwill impairment	394	—

Operating income (loss)	83,938	142,353

Loss (gain) on sale of business	3,564	(534)
Unrealized currency losses (gains)	543	(850)
Deferred financing cost write-off	975	347
Realized currency loss on repayment of international loans	—	2,706
Interest and other expense (income), net (b)	5,082	1,669

Income tax related adjustments	(27,575)	(28,499)
Provision (benefit) for income taxes	(27,575)	(28,499)

Net income (loss) from continuing operations	$61,445	$115,523
a) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and long-lived asset and intangibles impairment.
(b) Interest and other expense (income), net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales Growth at Constant Currency
(unaudited and in thousands)

	Hain Consolidated	North America	International
Net sales - Three months ended 6/30/20	$511,746	$298,644	$213,102
Impact of foreign currency exchange	8,192	1,463	6,729
Net sales on a constant currency basis - Three months ended 6/30/20	$519,938	$300,107	$219,831

Net sales - Three months ended 6/30/19	$505,305	$284,893	$220,412
Net sales growth (decline) on a constant currency basis	2.9%	5.3%	(0.3)%

	Hain Consolidated	North America	International
Net sales - Twelve months ended 6/30/20	$2,053,903	$1,171,478	$882,425
Impact of foreign currency exchange	27,471	2,227	25,244
Net sales on a constant currency basis - Twelve months ended 6/30/20	$2,081,374	$1,173,705	$907,669

Net sales - Twelve months ended 6/30/19	$2,104,606	$1,195,979	$908,627
Net sales decline on a constant currency basis	(1.1)%	(1.9)%	(0.1)%

Net Sales Growth at Constant Currency and Adjusted for Divestitures and SKU Rationalization

	Hain Consolidated	North America	International
Net sales on a constant currency basis - Three months ended 6/30/20	$519,938	$300,107	$219,831

Net sales - Three months ended 6/30/19	$505,305	$284,893	$220,412
Divestitures and discontinued brands	(13,667)	(13,667)	—
SKU rationalization	(6,835)	(6,335)	(500)
Net sales on a constant currency basis adjusted for divestitures and SKU rationalization - Three months ended 6/30/20	$484,803	$264,891	$219,912
Net sales growth on a constant currency basis adjusted for divestitures and SKU rationalization	7.2%	13.3%	—%

	Hain Consolidated	North America	International
Net sales on a constant currency basis - Twelve months ended 6/30/20	$2,081,374	$1,173,705	$907,669

Net sales - Twelve months ended 6/30/19	$2,104,606	$1,195,979	$908,627
Divestitures and discontinued brands	(32,895)	(32,895)	—
SKU rationalization	(50,257)	(41,885)	(8,372)
Net sales on a constant currency basis adjusted for divestitures and SKU rationalization - Twelve months ended 6/30/20	$2,021,454	$1,121,199	$900,255
Net sales growth on a constant currency basis adjusted for divestitures and SKU rationalization	3.0%	4.7%	0.8%

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales Growth at Constant Currency Continued
(unaudited and in thousands)

Adjusted EBITDA Growth at Constant Currency

	Hain Consolidated	North America	International
Adjusted EBITDA - Three months ended 6/30/20	$62,165	$43,786	$29,909
Impact of foreign currency exchange	1,214	275	938
Adjusted EBITDA on a constant currency basis - Three months ended 6/30/20	$63,379	$44,061	$30,847

Net sales on a constant currency basis - Three months ended 6/30/20	$519,938	$300,107	$219,831
Adjusted EBITDA growth on a constant currency basis	12.2%	14.7%	14.0%

	Hain Consolidated	North America	International
Adjusted EBITDA - Twelve months ended 6/30/20	$199,993	$140,886	$105,696
Impact of foreign currency exchange	3,430	363	3,067
Adjusted EBITDA on a constant currency basis - Twelve months ended 6/30/20	$203,423	$141,249	$108,763

Net sales on a constant currency basis - Twelve months ended 6/30/20	$2,081,374	$1,173,705	$907,669
Adjusted EBITDA growth on a constant currency basis	9.8%	12.0%	12.0%

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Operating Income (Loss) and Adjusted EBITDA
Three Months Ended
(unaudited and in thousands)

North America
	June 30, 2020	June 30, 2019
Operating income (loss)	$31,867	$(2,745)
Depreciation and amortization	4,101	4,203
Long-lived asset impairment	6,196	5,617
Other	(664)	(1,062)
Productivity and transformation costs	1,553	3,549
Loss (gain) on sale of business	1,448	(534)
Warehouse/manufacturing facility start-up costs	385	8,133
Plant closure related costs	3	126
SKU rationalization and inventory write-down	(1,103)	10,075
Realized currency loss on repayment of international loans	—	2,563
Adjusted EBITDA	$43,786	$29,925

International
	June 30, 2020	June 30, 2019
Operating income	$14,667	$18,112
Depreciation and amortization	7,179	8,142
Goodwill impairment	394	—
Long-lived asset impairment	4,883	4,393
Other	21	(515)
Productivity and transformation costs	2,765	(913)
Plant closure related costs	—	1,058
SKU rationalization and inventory write-down	—	271
Realized currency loss on repayment of international loans	—	105
Litigation and related expenses	—	68
Adjusted EBITDA	$29,909	$30,721

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Operating Income (Loss) and Adjusted EBITDA
Twelve Months Ended
(unaudited and in thousands)

North America
	June 30, 2020	June 30, 2019
Operating income	$95,934	$32,682
Depreciation and amortization	16,890	16,993
Long-lived asset impairment	8,499	7,120
Other	(486)	268
Productivity and transformation costs	9,053	8,333
SKU rationalization and inventory write-down	3,996	12,111
Warehouse/manufacturing facility start-up costs	3,440	17,661
Loss (gain) on sale of business	3,485	(534)
Plant closure related costs	75	1,205
Realized currency loss on repayment of international loans	—	2,563
Adjusted EBITDA	$140,886	$98,402

International
	June 30, 2020	June 30, 2019
Operating Income	$55,333	$58,808
Depreciation and amortization	31,437	31,515
Goodwill impairment	394	—
Long-lived asset impairment	8,454	8,698
Other	583	(174)
Productivity and transformation costs	7,034	3,186
Plant closure related costs	2,282	3,467
SKU rationalization and inventory write-down	179	271
Realized currency loss on repayment of international loans	—	105
Litigation and related expenses	—	87
Adjusted EBITDA	$105,696	$105,963

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com